Exhibit 4.1

ASTRAZENECA FINANCE LLC

OFFICERS’ CERTIFICATE

In connection with the issuance of the U.S.$1,250,000,000 4.800% Fixed Rate Notes due 2027 (the “2027 Notes”), the U.S.$1,250,000,000 4.850% Fixed Rate Notes due 2029 (the “2029 Notes”), the U.S.$1,000,000,000 4.900% Fixed Rate Notes due 2031 (the “2031 Notes”) and the U.S.$1,500,000,000 5.000% Fixed Rate Notes due 2034 (the “2034 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2031 Notes, the “Notes” or the “Securities”) of AstraZeneca Finance LLC (the “Issuer”), in each case guaranteed by AstraZeneca PLC (the “Guarantor”), pursuant to the Indenture, dated as of May 28, 2021 (the “Indenture”), among the Issuer, the Guarantor and The Bank of New York Mellon as Trustee (section references herein being to the Indenture), and pursuant to the authorization of the Board of Directors of the Issuer by unanimous written consent dated February 16, 2024, the undersigned hereby confirms that, to the extent not otherwise provided for in the Indenture, the following forms, terms and conditions of the Notes were established as required pursuant to Section 2.01 and Section 2.08 of the Indenture and comply with the Indenture:

Title of Notes	4.800% Notes due 2027
4.850% Notes due 2029
4.900% Notes due 2031
5.000% Notes due 2034

Initial Aggregate Principal Amount	2027 Notes: U.S.$1,250,000,000
of Notes	2029 Notes: U.S.$1,250,000,000
2031 Notes: U.S.$1,000,000,000
2034 Notes: U.S.$1,500,000,000

Price to Public	2027 Notes: 99.832% of the Principal Amount per 2027 Note, plus accrued interest, if any, from February 26, 2024

2029 Notes: 99.895% of the Principal Amount per 2029 Note, plus accrued interest, if any, from February 26, 2024

2031 Notes: 99.684% of the Principal Amount per 2031 Note, plus accrued interest, if any, from February 26, 2024

2034 Notes: 99.634% of the Principal Amount per 2034 Note, plus accrued interest, if any, from February 26, 2024

Issue Date	2027 Notes: February 26, 2024
2029 Notes: February 26, 2024 2031 Notes: February 26, 2024 2034 Notes: February 26, 2024

Form of Notes	The Notes will be issued in the form of global notes that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the closing date. Eleven global notes will be issued to DTC, which will be executed and delivered in substantially the form of Notes set forth in Exhibits A, B, C and D. In certain circumstances described in the Indenture, Notes may be issued in definitive form.

Maturity	2027 Notes: February 26, 2027 2029 Notes: February 26, 2029 2031 Notes: February 26 , 2031 2034 Notes: February 26 , 2034

Guarantee	The Notes are fully and unconditionally guaranteed by the Guarantor. The Guarantee is an unsubordinated and unsecured obligation of the Guarantor and ranks equally in right of payment with all of the Guarantor’s other unsecured and unsubordinated indebtedness. The terms of the Guarantee are set forth in the Indenture and in the Guarantee attached to the Notes.

Interest Rate	2027 Notes: 4.800% per annum, accruing from February 26, 2024
2029 Notes: 4.850% per annum, accruing from February 26, 2024
2031 Notes: 4.900% per annum, accruing from February 26, 2024
2034 Notes: 5.000% per annum, accruing from February 26, 2024

Interest Periods	The first interest period for the Notes will be the period from and including the original issue date to, but excluding, the first Interest Payment Date (as defined below). Thereafter, the interest periods for the Notes will be the periods from and including the Interest Payment Dates to, but excluding, the immediately succeeding Interest Payment Date (together with the first interest period, each an “Interest Period”). The final Interest Period will be the period from and including the Interest Payment Date immediately preceding the maturity date or the redemption date to, but excluding, the maturity date or the redemption date.

Interest Payment Dates	Interest on the 2027 Notes shall be payable semi-annually in arrears on February 26 and August 26 of each year, commencing August 26, 2024 (each, a “2027 Interest Payment Date”).

Interest on the 2029 Notes shall be payable semi-annually in arrears on February 26 and August 26 of each year, commencing August 26, 2024 (each, a “2029 Interest Payment Date”).

Interest on the 2031 Notes shall be payable semi-annually in arrears on February 26 and August 26 of each year, commencing August 26, 2024 (each, a “2031 Interest Payment Date”).

Interest on the 2034 Notes shall be payable semi-annually in arrears on February 26 and August 26 of each year, commencing August 26, 2024 (each, a “2034 Interest Payment Date” and, together with each 2027 Interest Payment Date, each 2029 Interest Payment Date and each 2031 Interest Payment Date, each an “Interest Payment Date”).

Notwithstanding the above, if an Interest Payment Date would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding day that is a Business Day, but no additional interest shall be paid unless the issuer fails to make payment on such date (and such adjustment shall not affect the determination of any Interest Period).

Record Dates for Interest	On each Interest Payment Date, interest shall be paid to the holder in whose name the Notes are registered at the close of business on the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day. However, interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Business Day	Any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

Trustee	The Bank of New York Mellon

Place of Payment, Registration of Transfer and Exchange, Paying Agent and Security Registrar	The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
United States

Notice and Demands to Issuer	AstraZeneca Finance LLC
1209 Orange Street
Wilmington, Delaware 19801
United States of America

With a copy to:

AstraZeneca PLC
1 Francis Crick Avenue
Cambridge Biomedical Campus
Cambridge CB2 OAA
England, United Kingdom
Attn: The Company Secretary

Redemption Provisions:

Optional Tax Redemption	Optional, in whole but not in part, at the option of the Issuer, at any time in accordance with the terms set forth in the relevant form of Notes set forth in Exhibits A, B, C and D hereto.

Optional Redemption	The Issuer may redeem any of the Notes in whole or in part, from time to time, (i) prior to the relevant Par Call Date (as set forth below), at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the relevant redemption date (assuming the relevant Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the relevant form of Notes set forth in Exhibits A, B, C and D hereto) plus the Make-Whole Spread (as set forth below) less (b) interest accrued to the relevant date of redemption, and (2) 100% of the principal amount of the relevant Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the relevant redemption date and (ii) on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the relevant Notes to be redeemed, plus, in each case, accrued interest thereon to but excluding the relevant date of redemption.

“Make-Whole Spread” means with respect to (i) the 2027 Notes, 10 basis points, (ii) the 2029 Notes, 10 basis points, (iii) the 2031 Notes, 10 basis points and (iv) the 2034 Notes, 15 basis points.
“Par Call Date” means, with respect to (i) the 2027 Notes, January 26, 2027, (ii) the 2029 Notes, January 26, 2029 (iii) the 2031 Notes, December 26, 2030 and (iv) the 2034 Notes, November 26, 2033.

Redemption Notices	Notice of any redemption will be given to DTC at least 10 days but not more than 60 days prior to the redemption date unless otherwise stated herein. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

The Issuer will notify the Trustee of the redemption price of any series of Notes to be redeemed promptly after the calculation thereof, and the Trustee shall have no responsibility for any calculation or determination in respect of the redemption price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officers’ Certificate from the Issuer that states such redemption price.

Defeasance and Discharge of the Notes (Section 9.03)	Applicable.

Further Issuances	The Issuer may, at its option, at any time and without the consent of the then existing Holders, reopen any series of Notes and issue additional Notes in one or more transactions after the date of the Prospectus Supplement (as defined below) with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the original series of Notes. These additional Notes will be deemed to have been part of the applicable original series of Notes and will provide the Holders of these additional Notes the right to vote together with Holders of the applicable original series of Notes; provided, however, that if these additional Notes are not fungible with the applicable original series of Notes for U.S. federal income tax purposes, these additional Notes will have a different CUSIP or other identifying number.

Sinking Fund	None.

Additional Amounts	Pursuant to the relevant form of Notes set forth in Exhibits A, B, C and D hereto, the Issuer may, subject to certain exceptions, be obligated to pay additional amounts.

Electronic Execution	The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to the Indenture or any document to be signed in connection with the Indenture (including the certificate of authentication, certificate of the Trustee and the Securities (as defined in the Indenture)) shall be deemed to include electronic signatures (e.g., by DocuSign or Adobe Sign), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, and the parties hereto and thereto consent to conduct the transactions contemplated hereunder by electronic means.

Other Terms of the Notes	The other terms of the Notes shall be substantially as set forth in the Indenture, the relevant form of Notes attached hereto as Exhibits A, B, C and D, the Prospectus dated May 24, 2021 (the “Prospectus”) relating to the Notes and the Prospectus Supplement dated February 21, 2024 relating to the Notes (the “Prospectus Supplement”).

Each of the undersigned hereby certifies that:

1.            He or she has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s execution of the Indenture and authentication and delivery of the Securities and the definitions in the Indenture relating thereto.

2.            He or she has examined the resolutions of the Board of Directors of the Issuer adopted prior to the date hereof relating to the execution of the Indenture and the authorization, issuance, authentication and delivery of the Securities, such other corporate records of the Issuer, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3.            In his or her opinion, such examination is sufficient to enable him or her to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

4.            He or she is of the opinion that the covenants and conditions referred to above have been complied with.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his or her name.

Dated: February 26, 2024

/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

/s/ Richard J. Kenny
Name: Richard J. Kenny
Title: Secretary

[Signature Page - Officers' Certificate Pursuant to the Indenture]

Exhibit A

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.800% Notes due 2027

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 001	U.S.$500,000,000

CUSIP No. 04636NAK9

ISIN No. US04636NAK90

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2027 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.800% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)            any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)            any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.800% Notes due 2027

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 002	U.S.$500,000,000

CUSIP No. 04636NAK9

ISIN No. US04636NAK90

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2027 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.800% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)            any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)            any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.800% Notes due 2027

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 003	U.S.$250,000,000

CUSIP No. 04636NAK9

ISIN No. US04636NAK90

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred and Fifty Million United States Dollars on February 26, 2027 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.800% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)          any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)            any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)            any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit B

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.850% Notes due 2029

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 001	U.S.$500,000,000

CUSIP No. 04636NAL7
ISIN No. US04636NAL73

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2029 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.850% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
	Name:	David E. White
	Title:	President, Treasurer and Director

By:	/s/ Kevin Durning
	Name:	Kevin Durning
	Title:	Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
	Name:	Jonathan Slade
	Title:	Group Treasurer

By:	/s/ Matthew Bowden
	Name:	Matthew Bowden
	Title:	Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)              any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)            any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)            any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)           any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)          any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)            any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)             any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)             any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.850% Notes due 2029

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 002	U.S.$500,000,000

CUSIP No. 04636NAL7
ISIN No. US04636NAL73

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2029 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.850% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
	Name:	David E. White
	Title:	President, Treasurer and Director

By:	/s/ Kevin Durning
	Name:	Kevin Durning
	Title:	Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
	Name:	Jonathan Slade
	Title:	Group Treasurer

By:	/s/ Matthew Bowden
	Name:	Matthew Bowden
	Title:	Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)             any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)             any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)             any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)             any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)             any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)             any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)             any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)             any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.850% Notes due 2029

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 003	U.S.$250,000,000

CUSIP No. 04636NAL7
ISIN No. US04636NAL73

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred and Fifty Million United States Dollars on February 26, 2029 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.850% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
	Name:	David E. White
	Title:	President, Treasurer and Director

By:	/s/ Kevin Durning
	Name:	Kevin Durning
	Title:	Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
	Name:	Jonathan Slade
	Title:	Group Treasurer

By:	/s/ Matthew Bowden
	Name:	Matthew Bowden
	Title:	Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,250,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to January 26, 2029 (1 month prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)             any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)             any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)             any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)             any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)             any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)             any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)             any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)             any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit C

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.900% Notes due 2031

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 001	U.S.$500,000,000

CUSIP No. 04636NAM5

ISIN No. US04636NAM56

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2031 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.900% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to December 26, 2030 (2 months prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)           any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)           any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

4.900% Notes due 2031

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 002	U.S.$500,000,000

CUSIP No. 04636NAM5

ISIN No. US04636NAM56

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2031 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 4.900% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to December 26, 2030 (2 months prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)          any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)           any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit D

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

5.000% Notes due 2034

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 001	U.S.$500,000,000

CUSIP No. 04636NAN3

ISIN No. US04636NAN30

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2034 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 5.000% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to November 26, 2033 (3 months prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)           any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)          any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)         any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)        any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)          any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)           any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

5.000% Notes due 2034

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 002	U.S.$500,000,000

CUSIP No. 04636NAN3

ISIN No. US04636NAN30

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2034 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 5.000% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to November 26, 2033 (3 months prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)         any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)          any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)           any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA FINANCE LLC

5.000% Notes due 2034

FULLY AND UNCONDITIONALLY GUARANTEED BY
ASTRAZENECA PLC

No. 003	U.S.$500,000,000

CUSIP No. 04636NAN3

ISIN No. US04636NAN30

ASTRAZENECA FINANCE LLC, a Delaware limited liability company (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on February 26, 2034 and to pay interest thereon from and including February 26, 2024 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 26 and August 26 in each year, commencing August 26, 2024 (each, an “Interest Payment Date”), at the rate of 5.000% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest to be paid on the maturity date will be payable to the person to whom the principal will be payable on such date.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 26, 2024

ASTRAZENECA FINANCE LLC

By:	/s/ David E. White
Name: David E. White
Title: President, Treasurer and Director

By:	/s/ Kevin Durning
Name: Kevin Durning
Title: Assistant Treasurer and Director

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 26, 2024

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Stacey B. Poindexter
Title:	Vice President

[Signature Page — Global Note]

GUARANTY

For value received, AstraZeneca PLC, an English public limited company (the “Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guaranty is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, interest on and any additional amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of AstraZeneca Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment of principal, interest or additional amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The indebtedness evidenced by this Guaranty ranks equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, interest on and additional amounts payable in respect of such Security. This Guaranty is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guaranty; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

By executing this Guaranty, the Guarantor becomes subject to all of the provisions contained in the Indenture applicable to the Guarantor, including without limitation the provisions of Article XII (“Guaranty”).

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and additional amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guaranty is endorsed. This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. All terms used in this Guaranty that are defined in such Indenture shall have the meanings assigned to them in such Indenture. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS whereof, the Guarantor has caused this Guaranty to be duly executed this 26th day of February, 2024.

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Guaranty of AZ Finance Notes]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, AstraZeneca PLC, as Guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows:

(i) Prior to November 26, 2033 (3 months prior to the maturity date) (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

(ii) On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer or the Guarantor under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Guarantor is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom) and for the Issuer is the United States. If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or the Guarantor (as applicable) or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer or the Guarantor under this Security, the Issuer or the Guarantor, as applicable, will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)           any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)          any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)           any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)          any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed or withheld because the Holder of the Security is (1) considered a 10% shareholder (within the meaning of Sections 871(h)(3) or 881(c)(3) of the Code) of the issuer of the Security or (2) a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security;

(ix)           any present or future tax, levy, impost or other governmental charge which is imposed because the Holder (1) is a bank purchasing this Security in the ordinary course of its lending business or (2) is a bank that is neither (A) buying this Security for investment purposes only nor (B) buying this Security for resale to a third party that either is not a bank or will hold the Security for investment purposes only;

(x)           any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(xi)            any combination of the exceptions listed above in (i) through (x) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer and the Guarantor will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer and the Guarantor will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer and the Guarantor have paid Additional Amounts. The Issuer and the Guarantor will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee